UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 13, 2005

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



        North Carolina                  1-13408                 56-1362926
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principle Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD

     On December 13, 2005, Digital Recorders, Inc. (the "Company") announced in a press release that its Mobitec AB (Mobitec) business unit in Sweden and its Mobitec GmbH (formerly known as Transit Media-Mobitec GmbH) business unit in Germany have received three orders totaling more than $1.5 million (USD).

     These orders do not represent a "material definitive agreement" of the type required to be disclosed under Item 1.01 of Form 8-K.

     In the press release, the Company also discussed its ongoing effort to improve results and reduce costs in a challenging and competitive industry environment.

     A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(c)  Exhibits.
     99.1   Press release dated December 13, 2005.



Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.

Date: December 13, 2005                        By: /s/ DAVID N. PILOTTE
                                                  ------------------------------
                                                   David N. Pilotte
                                                   Chief Financial Officer


INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------

   99.1     Press release dated December 13, 2005.